Exhibit 99.2

MICROTUNE, INC.

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

I. PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Microtune Inc., a Delaware corporation (the “Company”) is (1) to discharge certain responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer (“CEO”) and other “Senior Officers” (as hereinafter defined), and in that connection to periodically review and determine the compensation provided to such officers, (2) to advise the Board on policies and issues relating to the Company’s compensation programs generally, (3) to administer the Company’s equity compensation and benefit plans specifically enumerated in this Charter, in each case in accordance with the terms and conditions thereof, and (4) to discharge the other responsibilities set forth in this Charter.

II. STATEMENT OF PHILOSOPHY

The philosophy of the Committee is to provide compensation to the Company’s officers and directors in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company, and to promote the success of the Company’s business.

III. MEMBERSHIP

The Committee shall consist of a number of directors fixed from time to time by the Board, but not fewer than two. The members of the Committee shall be appointed annually by the Board in its discretion, taking into account the recommendation of the Nominating and Corporate Governance Committee of the Board. Committee members may be removed or replaced by the Board at any time in its discretion, taking into account the recommendation of the Nominating and Corporate Governance Committee of the Board. The Committee shall consist solely of directors that are determined by the Board to be (1) “independent directors,” i.e., directors who are neither officers nor employees of the Company or its subsidiaries, nor have a relationship which, in the judgment of the Board, would interfere with the exercise of independent judgment in carrying out their responsibilities, and who are otherwise “independent” under the rules of Nasdaq, (2) “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (3) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board, in its discretion, shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The chairperson shall be responsible for scheduling all meetings of the Committee, determining the agenda for each meeting, presiding over meetings of the Committee and coordinating reporting to the Board. In the absence of the chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

IV. RESPONSIBILITIES AND AUTHORITY

The Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as may be from time to time assigned to it by resolutions duly adopted by the Board. Without limiting the generality of the foregoing, the Committee shall have the following responsibilities and authority:

1. Annually, the Committee shall review and determine the corporate goals and objectives of the Company that are relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the appropriate compensation for the CEO based on that evaluation (including all “plan” compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation). In recommending appropriate compensation for the CEO, the Committee may consider all information it deems relevant and appropriate. In determining any long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s achievement of corporate goals, financial performance and stockholder return, the value of similar incentive awards to chief executive officers at comparable companies and awards given to the Company’s CEO in past years;

2. Annually, the Committee shall review and make recommendations to the Board regarding the compensation (including all “plan” compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) of each officer of the Company having a title of “Vice President,” “Senior Vice President,” “Executive Vice President” or above, including each of the senior executive officers of the Company and its subsidiaries specified by Item 402(c) of Regulation S-K (the “Named Executive Officers”) or Rule 16a-1(f) under the Exchange Act of 1934, as amended (the “Section 16 Officers”), in each case other than the CEO (the titled officers described above, Named Executive Officers and Section 16 Officers are referred to herein collectively as the “Senior Officers”), in each case including any recommended adjustments to incentive compensation and retirement plans and other benefits; provided, however, that the responsibilities and authority of the Committee with respect to the CEO shall be as specified in IV.1 above. In addition, the Committee shall periodically review the compensation policies, plans and practices of the Company and its subsidiaries that are applicable to Senior Officers, and may make recommendations to the Board with respect thereto;

3. Annually, the Committee shall review all components of the compensation for members of the Board who are not employees of the Company or of any of its subsidiaries, and shall make recommendations to the Board with respect thereto;

4. Working with the CEO of the Company to review and make recommendations to the Board regarding general compensation goals and guidelines for the Company’s non-officer employees and the criteria by which bonuses to the Company’s non-officer employees are determined;

5. Acting as Administrator (as defined therein) of the Company’s 1996 and 2000 Stock Plans and administering, within the authority delegated by the Board, the 2000 Employee Stock Purchase Plan and the 2000 Director Option Plan, in each case as amended to date. In its administration of the plans, the Committee may, pursuant to authority delegated by the Board (i) grant stock options, stock purchase rights or other awards to individuals eligible to receive such awards in accordance with the Company’s Equity Compensation Award Policy, and (ii) amend such stock options or stock purchase rights in accordance with the Company’s Equity Compensation Award Policy. The Committee shall also make recommendations to the Board with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder;

6. The Committee shall review and approve any agreement to be entered into between the Company and any employee (including the CEO or any Senior Officer) that provides either for a fixed term of employment or for severance or similar termination payments. To the extent not provided for in any agreement approved by the Committee in accordance with the preceding sentence, the Committee shall review and approve any severance or similar termination payments proposed to be made to any current or former Senior Officer;

7. Reviewing and making recommendations to the Board regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, and consultants, to the Company;

8. The Committee shall produce an annual report on executive compensation to be furnished as part of the Company’s Annual Report on Form 10-K and, as applicable, the Company’s proxy statement, in each case in accordance with applicable rules and regulations of the Securities and Exchange Commission. In addition, the Committee shall review and discuss with the Company’s management the “Compensation Discussion and Analysis” disclosure prepared by management for inclusion in the Company’s Annual Report on Form 10-K and, as applicable, the Company’s proxy statement, and once satisfied with such disclosure, the Committee shall recommend to the Board that such disclosure be included in the Company’s Annual Report on Form 10-K and, as applicable, the Company’s proxy statement;

9. The Committee may retain or employ professional firms and/or experts to assist in the discharge of its duties. The Committee shall have sole authority to retain and terminate such firms and/or experts, including sole authority to approve the fees and other retention terms of such firms and/or experts. The Company shall be responsible for the fees and expenses of such firms and/or experts. The Committee also shall have full access to all Company personnel that the Committee shall deem necessary, advisable or appropriate in connection with the discharge of its duties, including without limitation, the Company’s legal, accounting and human resources employees;

10. The Committee, as it deems necessary and appropriate, shall have the authority to appoint and delegate any of its duties to sub-committees comprised solely of one or more members of the Committee;

11. The Committee shall review and evaluate its performance annually and report the results thereof to the Board. The Committee’s evaluation shall include a comparison of the Committee’s performance with the requirements of this Charter. The Committee’s performance evaluation shall be conducted in accordance with the process approved by the Board and with oversight by the Nominating and Corporate Governance Committee of the Board. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make such report;

12. At least annually, the Committee shall review and reassess the adequacy of this Charter and the Company’s Equity Compensation Award Policy, and recommend any proposed revisions to the Board for approval;

13. The Committee shall consult with management regarding regulatory compliance with respect to compensation matters, including the Company’s policies on structuring compensation programs to maximize tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Code; and

14. The Committee shall have the authority to authorize the repurchase of shares from terminated employees pursuant to applicable law.

V. MEETINGS

The Committee shall meet in person or telephonically at such times and with such frequency as it determines to be necessary or appropriate, but ordinarily no less than four times a year. The Committee may, to the extent consistent with the maintenance of the confidentiality of compensation discussions, invite members of management, legal counsel, compensation consultants or other advisors to attend meetings of the Committee. Although the Committee may meet with the Company’s CEO to discuss with him his compensation, the Company’s CEO may not be present during any deliberations of the Committee regarding the matters contemplated in IV.1. In addition, each regular quarterly meeting of the Committee shall include an “executive session” during which no members of Company management are present.

The Committee shall be governed by the same rules and principles regarding meetings (including meetings by telephone conference or similar communications equipment), action by written consent without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board under the bylaws of the Company and applicable law.

The Committee may adopt such other rules and procedures for calling and holding its meetings and for the transaction of business at such meetings as the Committee shall deem necessary or desirable and not inconsistent with the provisions of this Charter and the bylaws of the Company.

MINUTES

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS

The Committee shall make regular reports to the Board, and all official actions taken by the Committee shall be reported to the Board at the next regular quarterly meeting thereof. Such reports may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make such report.